                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    June 29, 2005
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                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                            333-116820-04         13-3416059
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(State or Other Jurisdiction         (Commission           (IRS Employer
of Incorporation)                    File Number)           Identification No.)

4 World Financial Center, 10th Floor
250 Vesey Street, New York, New York                          10080
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code  (212) 449-1000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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     On June 29, 2005, a pooling and servicing agreement dated as of June 1,
2005 (the "Pooling and Servicing Agreement"), was entered into by and among
Merrill Lynch Mortgage Investors, Inc. as depositor (the "Registrant"), a master servicer, a special servicer and a trustee, for the purpose of issuing a single series of certificates, entitled Merrill Lynch Mortgage Trust 2005-MCP1
("Merrill Lynch Mortgage Trust 2005-MCP1"), Commercial Mortgage Pass-Through
Certificates, Series 2005-MCP1 (the "Certificates"). The Pooling and Servicing
Agreement is attached as Exhibit 4.1 hereto. Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-SB, Class
A-4, Class A-1A, Class AM, Class AJ, Class B, Class C, Class D and Class XP
(collectively, the "Publicly-Offered Certificates") were registered under the
Registrant's registration statement on Form S-3 (Registration No. 333-116820)
and sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill
Lynch"), Countrywide Securities Corporation, PNC Capital Markets, Inc. and
Wachovia Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of June 21, 2005 (the "Underwriting Agreement"), between the Registrant and Merrill Lynch for itself and as representative of the other Underwriters. The Underwriting Agreement is attached as Exhibit 1.1 hereto. Certain of the mortgage loans backing the Publicly-Offered Certificates
(the "MLML Mortgage Loans") were acquired by the Registrant from Merrill Lynch
Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of June 21, 2005 (the "MLML Mortgage Loan Purchase
Agreement"), which is attached hereto as Exhibit 99.1. Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "Countrywide
Mortgage Loans") were acquired by the Registrant from Countrywide Commercial
Real Estate Finance, Inc. ("Countrywide") as seller pursuant to a mortgage loan purchase agreement dated as of June 21, 2005 (the "Countrywide Mortgage Loan
Purchase Agreement"), which is attached hereto as Exhibit 99.2. The remaining mortgage loans backing the Publicly-Offered Certificates (the "PNC Bank Mortgage
Loans"; the MLML Mortgage Loans, the Countrywide Mortgage Loans and the PNC Bank
Mortgage Loans, collectively, the "Mortgage Loans") were acquired by the
Registrant from PNC Bank, National Association ("PNC Bank") as seller pursuant to a mortgage loan purchase agreement dated as of June 21, 2005 (the "PNC Bank
Mortgage Loan Purchase Agreement"; the MLML Mortgage Loan Purchase Agreement,
the Countrywide Mortgage Loan Purchase Agreement and the PNC Bank Mortgage Loan
Purchase Agreement, collectively, the "Mortgage Loan Purchase Agreements"), which is attached hereto as Exhibit 99.3.

     Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller-MLML, Countrywide or PNC Bank, as the case may be - to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.
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         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:
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    Not applicable.

(b) Pro forma financial information:
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    Not applicable.

(c) Exhibits:
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Exhibit No.       Description

1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              MLML Mortgage Loan Purchase Agreement

99.2              Countrywide Mortgage Loan Purchase Agreement

99.3              PNC Bank Mortgage Loan Purchase Agreement

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 14, 2005

                                 MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                 By:  /s/ David M. Rodgers
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                                      Name:  David M. Rodgers
                                      Title: Executive Vice President,
                                             Chief Officer in Charge of
                                             Commercial Mortgage Securitization

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                                  EXHIBIT INDEX
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                   The following exhibits are filed herewith:

Exhibit No.
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1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              MLML Mortgage Loan Purchase Agreement

99.2              Countrywide Mortgage Loan Purchase Agreement

99.3              PNC Bank Mortgage Loan Purchase Agreement

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